             [CALDWELL & ORKIN MARKET OPPORTUNITY FUND LETTERHEAD]


                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                       DECEMBER 17, 1999

The Caldwell & Orkin Market Opportunity Fund lost 6.1% in the 6-month period ended October 31, 1999. Since its August 24, 1992 commencement of active management through October 31, 1999, the Fund has not moved in step with the S&P 500 with Income, yet it has performed well (17.3% average annual return vs. 20.8% for the index) during one of the strongest bull markets of all time (see pages 8 & 9) while maintaining a hedged exposure to market risk. Of course, past performance is no guarantee of future results.

These results are notable given the Market Opportunity Fund's "market-risk sensitive" investment approach. The Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to manage exposure to market risk. Short positions are taken with the intent of making money when stock prices fall.

The Fund's market exposure can be anywhere from 100% net long to 60% net short. Historically, the Fund's asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or net short. The Equity Investment Position chart on page 5 provides a graphical representation of the Fund's historical asset allocation since commencement of active management.

The Fund's low market risk profile is highlighted as evidence of our investment approach (see page 7). From its August 24, 1992 commencement of active management through the month ended October 31, 1999, the Fund has correlated with the S&P 500 with Income only 2.7% of the time, with only 9% of its volatility as measured by beta. (An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.)

SIX MONTHS IN REVIEW

The Fund's performance over the past six months has been at times encouraging, on an absolute basis disappointing and on an emotional basis frustrating. In the six months ended October 31, 1999, the Fund declined 6.1%, versus a gain of 2.8% for the S&P 500 with Income and 16.7% for the NASDAQ Composite. For the twelve months ended October 31, 1999, the

Fund is down 1.6%, versus positive returns of 25.6% and 67.5% for the S&P and NASDAQ indices, respectively (see page 8).

Monetary / Economic Liquidity (the relationship between liquidity or money supply and economic growth) and Inflation are important factors because they are causal - they directly impact the stock market. An easing in monetary policy by the Federal Reserve (such as lowering interest rates or increasing money supply) is generally considered positive for financial assets as it adds liquidity to the financial system, putting upward pressure on prices. Conversely, a tightening action is generally considered negative for financial assets as it drains liquidity and puts downward pressure on prices.

During the fall of 1998, the Federal Reserve Board executed a series of interest rate cuts designed to ward off a potential credit crunch in the U.S. resulting from the spreading Asian economic crisis, a Russian debt default and the near collapse of the Long-Term Capital Management hedge fund. The plan worked, and the U.S. financial markets were awash in cheap money, augmented by overseas investors looking for a safe harbor while foreign markets roiled. Money supply growth (as measured by M2) surged. After having made money during the two downturns last year, the Fund reversed its posture and was able to basically break even during the fourth quarter of 1998. Equity prices rose and bond yields fell, bringing down mortgage rates and setting the stage for a surge in refinancing activity. The combined effects of newly created paper wealth and cash-in-hand from refinancing sent consumers racing to the stores (the wealth effect), and the economy grew. To a considerable extent, the pace of U.S. economic growth was and still is determined by the stock market.

As the economy picked up steam, corporate profits surged, stock prices rose, more jobs were created and unemployment fell to its lowest level in 30 years. But the economy continued to grow, and in the absence of available workers, upward pressure was put on wages as well as other costs. Since labor costs account for 70% of a typical good's price, inflationary pressures have mounted, putting the inflation detectors at the Fed on a heightened state of alert.

The six month period ended October 31, 1999 began with the Market Opportunity Fund positioned 46.8% long, 44.6% short and 8.6% in cash for an effective 2.2% net long exposure - essentially market neutral. Throughout this period equity valuations have remained extremely high, speculation in the stock market has increased, household portfolios are at record levels of equity ownership, debt (both in and outside of the stock market) has gone through the roof and the level of margin debt is at record levels (see page 6). In short, it's a high-risk market. But there was also an upside - the economy continued to grow without signs of inflation according to those indices published by the government (yes, we are skeptical of how the government calculates inflation), with the credit going to productivity gains resulting from changes in technology.

At its end-of-June meeting the Fed began the process of reversing last fall's easings in an attempt to slow down economic growth and ward off potential inflation. The Fed tightened monetary policy with a 0.25% federal funds - the overnight lending rate between banks - rate increase. The stock market took notice (the S&P was down 3.1% in July and the Fund was up 1.7%), but the economy didn't. As the period unfolded we moved the portfolio to a more bullish posture, pulling back on some shorts and adding more long exposure. By August 18th, the portfolio was 23% net long.

But the undercurrents of inflation continued to gain momentum: the Goldman Sachs Commodity Index spiked upward and the unemployment rate remained at historically low levels despite an expanding economy (tight labor markets invariably foretell wage inflation). On August 24th, the Fed again raised the federal funds rate by 0.25% to 5.25%. Additionally, the Fed also raised the discount rate - the rate it uses on loans directly to banks - by 0.25% to 4.75%. In its statements, the Fed has consistently telegraphed its resolve to slow the economy and stymie inflation pressures. We turned more bearish, and proceeded to transition the portfolio for a declining market.

Much of the market's advance during October was concentrated in the internet stock sector (witness the composition of the NASDAQ Composite index, which is half internet stocks). We later participated in that advance on the long side by investing in companies generally surrounding the internet: specialized semiconductor chip companies, chip equipment manufacturers, fiber optic cable companies, internet service firms, cable TV companies and telecommunications firms. We liken the internet mania to the California gold rush of 1849. The moneymakers sold picks, shovels and blue jeans. Very few prospectors hit the mother lode.

Certain internet companies, we believe, have illogical business models. The fundamentals of these electronic prospectors are deteriorating, revenues are scarce and earnings are, generally speaking, non-existent. In fact, many are suffering tremendous losses that continue to worsen. Nonetheless, they sport stratospheric market valuations.

Borrowing from the axiom "the bigger they are the harder they fall," we reasoned that should liquidity come out of the market as the Fed continued to tighten, it would first come out of those financial assets that had run up so much in price without a sound business strategy, namely the above-mentioned electronic prospectors. Throughout the third quarter we built up our short exposure to these sectors, primarily the second- and third-tier players in the groups. By the end of September, internet-related shorts accounted for 9.5% of the Fund's net assets. The Fund fared well during the third quarter, rising 2.1% compared to a loss of 6.3% for the S&P.

We turned decidedly bearish going into the fourth quarter. In our last Annual Report to shareholders covering the period ended April 30, 1999, we wrote, "We do not fear going either heavily net short or net long, and under the right circumstances (as we perceive them) we will. It's important to remember, however, that even bear markets can have big rallies, and bull markets can have significant setbacks. " This was just such a circumstance, and our level of conviction was very high that we would see a substantial market retreat.

We increased the Fund's short exposure, with many of the short names being those in the internet and financial services (specifically, sub-prime lending) industries. Through the first half of October the Fund was performing well. Based on the October 15th close, the Fund was ahead of the S&P for the calendar year, up 2.7% versus 2.5% for the S&P, and was up .6% from its close on April 30, 1999.

During the latter half of October several events conspired to reverse the Fund's performance. Most prominent, the market continued its advance. And of particular note to the Fund, those gains were led by internet stocks.

The internet rally was fueled to a large degree by Wall Street analysts' hyping the sector and the irrational exuberance of speculative traders chasing performance. Interestingly, the same analysts who gave glowing internet recommendations surfaced again later in the month raising the yellow flags of caution. Apparently, the group's deteriorating fundamentals and rising expenses were becoming too obvious to overlook. Also late in the month, Congress (after decades of debate) took action on the Gramm-Leach-Bliley Financial Modernization Act, which repeals the Glass-Steagall Act's restrictions on bank and securities firm affiliations and amends the Bank Holding Company Act to permit affiliations among banks, securities firms and insurance companies. The financial service sector rallied sharply on the prospects of heightened merger activity, including sub-prime lenders where the Fund has considerable short exposure (although their rally was short-lived and has since continued its downtrend).

We covered many of the internet and financial shorts that turned against us. By the end of October, internet shorts accounted for 7.2% of the portfolio. We also took long positions in two banks. Lastly, adhering to our discipline, we retreated rapidly from our bearish positioning (which should not be interpreted as a bullish move). On October 27th, the Fund was positioned 31.7% net short (the most bearish exposure in the Fund's history). We closed the month two days later positioned 42.4% long, 57.4% short and 0.2% in cash, effectively 15.0% net short.

OUTLOOK

I mentioned emotional frustration. With the Fed's tightening actions, not to mention the rebound in overseas markets which should attract liquidity away from U.S. markets, a market pullback seemed highly likely during October. We now have a clearer picture as to why no liquidity-induced retreat has materialized. Although the Fed has been talking tough and has raised the federal funds rate three times (the last increase was November 16th), it has printed money during November in preparation for a potential Y2K-related run on banks, in effect pumping more liquidity into the financial system. In November alone, M3 - the Fed's broadest measure of money supply - grew almost 18% on an annualized basis, compared with just 5.7% for the first half of the year. Ned Davis Research puts it into perspective: "The Fed has pushed enough monetary stimulus into the financial system that the 26-week rate of change in the mostly Fed-controlled monetary base has surged 17.7%, the highest stimulus in 15 years!" As a result, despite its official "tightening" actions, the Fed has engineered one of the largest "easings" in decades (see page 6). And as we said at the outset, easings generally put upward pressure on prices.

As we pass into the new millennium, the Fed may find that there's a lot more than confetti and spilled champagne to be mopped up, namely a boatload of excess liquidity. Should the economy continue growing and inflationary pressures persist, their clean-up activity could be that much more pressing.

As of the date of this letter, the Market Opportunity Fund has 0.19% short exposure to internet-related stocks. We still believe this sector is tremendously overvalued and will suffer a significant pullback, providing an unprecedented opportunity to make money on the short side. However, we clearly recognize the downside risks represented by an irrational, highly-speculative market and the volatile and erratic movements characteristic of internet stocks. As such, we will closely monitor the sector, realizing that we will try but may not catch an opportune time to short selected internet-related issues.

YEAR 2000 READINESS DISCLOSURE

Caldwell & Orkin, Inc. recognizes the many aspects of the Year 2000 (Y2K) issue, and we are working hard to prevent any disruption in our business operations due to Y2K-related problems caused by either our internal systems or the computer systems of our third-party external service providers. Furthermore, we recognize that many of the issuers of securities we invest in may also be substantially affected by Y2K-related problems. Accordingly, we are carefully reviewing Y2K disclosures made by the companies representing the Fund's current long positions.

While we are taking steps to reduce the risks associated with Y2K-related computer problems, our internal systems and/or the systems of our service providers may still be affected. Also, it is not possible to protect against misleading or incomplete disclosures by the companies we invest in. Any negative affects may adversely impact long positions of the Fund. We are treating the Y2K matter seriously. However, we cannot give assurance that Y2K-related problems will not arise.

IN CONCLUSION

My personal thanks go out to the many shareholders who have called us to inquire about the Fund's performance. We always appreciate the opportunity to speak with you directly and explain the up-to-the-minute dynamics of the Fund. To those of you who we have not spoken to, be assured that there has been no change in our investment style. We still look for a catalyst in equity selection, be it negative or positive. We are not dogmatic in our investment posture, which is to say we are tied to our discipline rather than to our views on individual stocks or the market. I am confident that over time, real fundamentals will prove themselves out, and thus we will continue to manage for perceived risk, as well as return.

On behalf of myself and my associates, we appreciate your investment in the Market Opportunity Fund, and we thank you for your continued support of our market risk-averse investment style.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer















                           [Equity Investment Position]





                   Chart Courtesy of Ned Davis Research, Inc.

                  [CHART 3 MARGIN DEBT AS A PERCENTAGE OF GDP]




                [CHART 4 STANDARD & POOR'S 500 COMPOSITE INDEX]






                   Charts Courtesy of Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                   STATISTICAL RISK PROFILE 8/31/92 - 10/31/99

                       TEN WORST S&P 500 WITH INCOME DAYS

Date             C&O MOF           S&P 500          Variance
----             -------           -------          --------
10/27/97          -1.60%            -6.86%            5.26%
08/31/98           0.42             -6.77             7.19
08/27/98          -0.19             -3.83             3.64
08/04/98           0.10             -3.62             3.72
03/08/96          -1.30             -3.07             1.77
09/30/98           0.55             -3.04             3.59
10/01/98           0.82             -3.00             3.82
01/09/98          -0.28             -2.96             2.68
10/15/99           1.53             -2.80             4.33
04/11/97          -0.44             -2.72             2.28

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on five of the ten days.


                       TEN WORST S&P 500 WITH INCOME WEEKS

Week Ending       C&O MOF          S&P 500          Variance
-----------       -------          -------          --------
10/15/99           2.86%            -6.61%            9.47%
09/04/98           0.33             -5.15             5.48
08/28/98           0.65             -4.98             5.63
01/09/98          -0.11             -4.83             4.72
07/23/99           0.01             -4.34             4.35
09/24/99          -0.83             -4.32             3.49
10/02/98           1.80             -4.00             5.80
07/24/98           0.20             -3.85             4.05
08/15/97          -0.30             -3.47             3.17
06/24/94           0.24             -3.36             3.60

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst weeks, and was positive seven of the ten weeks.

                      TEN WORST S&P 500 WITH INCOME MONTHS

Month                      C&O MOF         S&P 500           Variance
-----                      -------         -------           --------
August 1998                 3.12%          -14.46%            17.58%
August 1997                 4.00            -5.61              9.61
July 1996                  -0.82            -4.40              3.58
March 1994                 -4.10            -4.35              0.25
March 1997                  4.50            -4.10              8.60
November 1994               0.27            -3.72              3.99
October 1997                4.21            -3.31              7.52
February 1999              -1.11            -3.12              2.01
July 1999                   1.74            -3.10              4.84
February 1994               1.36            -2.79              4.15

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income in all ten of the ten worst months, and was positive seven of the ten months.



                                                         C&O MOF                 S&P 500
                                                         -------                 -------
                  Correlation Coefficient                  2.67%                  100.0%
                  Beta                                     0.09                    1.00
                  Sharpe Ratio                             2.51

               PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS

                                                              C&O MOF            S&P 500
                                                              -------            -------
July 17, 1998 through August 31, 1998                           4.0%              -19.3%
October 7, 1997 through October 27, 1997                        0.2               -10.8
March 10, 1997 through April 11, 1997                           3.4                -9.2

              Short selling began May 2, 1994. Past performance is
                         no guarantee of future results.
                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
          TOTAL RETURN PERFORMANCE SUMMARY THROUGH OCTOBER 31, 1999(1)

                                 C&O MARKET                NASDAQ                 S&P 500
             FISCAL              OPPORTUNITY             COMPOSITE              WITH INCOME
            YEAR ENDED              FUND                   INDEX                   INDEX
                1991                 1.25%                  2.02%                   0.57%
                1992                11.96%(2)              19.38%                  14.07%
                1993 *              15.09%                 14.30%                   9.23%
                1993 **             21.09%                 19.09%                   9.28%
                1994                16.48%                 10.95%                   5.30%
                1995                (2.28)%                15.01%                  17.40%
                1996                31.80%                 41.06%                  30.18%
                1997                23.24%                  5.90%                  25.11%
                1998                25.77%                 48.20%                  41.02%
                1999                19.43%                 36.10%                  21.80%
   Six months ended 10/31/99        (6.11)%                16.66%                   2.75%
Twelve months ended 10/31/99        (1.56)%                67.46%                  25.64%
             Since (08/24/92)(3)   215.76%                434.12%                 288.27%
   Since Inception (03/11/91)      240.18%                524.37%                 345.20%

                              AVERAGE ANNUAL RETURN

                 One Year                (1.56)%                67.46%                  25.64%
              Three Years                16.21%                 34.41%                  26.50%
               Five Years                17.80%                 30.71%                  25.99%
           Since 08/24/92(3)             17.34%                 26.23%                  20.76%
Since Inception (03/11/91)               15.19%                 23.56%                  18.83%


                              NET ASSET ALLOCATION

[APRIL 30, 1999 CHART]                                 [OCTOBER 31, 1999 CHART]

Common Stock Sold Short represents the market value, excluding margin requirements.

--------------------------------------------------------------------------------
(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.
(2) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(3) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.
*        For the full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin Multifactor style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                     March 11, 1991 through October 31, 1999


                                    [CHART]


      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
           Since Commencement of Active Style of Investment Management
                    August 24, 1992 through October 31, 1999


                                    [CHART]

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                       Shares                      Market Value
                                                                       ------                      ------------

COMMON STOCK (LONG POSITIONS)                      42.40%
                                                   =====

         BANKS - MONEY CENTER                       1.72%
              CITIGROUP, INC.                                           93,000                       $5,049,862

         BANKS - SUPER REGIONAL                     1.12%
              WELLS FARGO & CO.                                         69,100                        3,308,162

         COMPUTER - GRAPHICS                        0.57%
              S3, INC.*                                                166,300                        1,663,000

         COMPUTER - SERVICES                        0.25%
              ELECTRONIC DATA SYSTEMS                                   12,500                          731,250

         ELECTRIC - MISC. COMPONENTS                2.59%
              COMMSCOPE, INC.*                                         191,100                        7,620,112

         ELECTRIC - SEMICONDUCTOR EQUIPMENT         3.90%
              AMKOR TECHNOLOGY, INC.*                                  154,900                        3,127,044
              AMTEL CORP.                                               92,800                        3,712,000
              NATIONAL SEMICONDUCTOR*                                   51,800                        1,550,762
              XILINX, INC.*                                             39,500                        3,105,687

         INSURANCE-LIFE                             2.46%
              RELIASTAR FINANCIAL CORP.                                169,000                        7,256,437

         MACHINERY - FARM                           4.20%
              CASE CORP.                                               233,100                       12,354,300

         MEDIA - CABLE TV                           4.54%
              ADELPHIA COMMUNICATIONS*                                 129,300                        7,063,012
              JONES INTERCABLE, INC. CL - A*                           115,200                        6,292,800

         MEDIA - RADIO/TV                           4.47%
              AT & T CORP. - LIBERTY MEDIA                             109,500                        4,345,781
              CBS CORP.*                                               180,200                        8,796,012

         MEDICAL - GENERIC DRUGS                    0.36%
              TARO PHARMACEUTICAL*                                      61,300                        1,072,750

         METAL ORES - GOLD/SILVER                   0.76%
              BARRICK GOLD CORP.                                       121,700                        2,228,631

         METAL PRODUCTION & FABRICATION             0.39%
              MAVERICK TUBE CORP.*                                      61,700                        1,141,450



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                       Shares                       Market Value
                                                                       ------                       ------------

         OIL & GAS - DRILLING                       1.38%
              ENSCO INTERNATIONAL                                       93,400                       $1,809,625
              GLOBAL MARINE, INC.*                                      44,300                          672,806
              PRIDE INTERNATIONAL*                                     115,200                        1,584,000

         OIL & GAS - MACHINERY/EQUIPMENT            0.62%
              COOPER CAMERON CORP.*                                     47,300                        1,829,919

         POLLUTION CONTROL - SERVICES               0.25%
              NEWPARK RESOURCES, INC.*                                 114,300                          735,806

         RETAIL/WHOLESALE - COMPUTER/CELL           1.11%
              TANDY CORP.                                               51,800                        3,260,163

         RETAIL/WHOLESALE - JEWELRY                 0.69%
              TIFFANY & CO.                                             34,100                        2,028,950

         RETAIL - CONSUMER ELECTRIC                 0.48%
              BEST BUY COMPANY, INC.*                                   25,400                        1,411,288

         RETAIL - DEPARTMENT STORES                 1.61%
              FAMILY DOLLAR STORES                                     230,200                        4,747,875

         RETAIL - MAJOR DISCOUNT CHAINS             0.25%
              BJ'S WHOLESALE CLUB, INC.*                                23,900                          736,419

         RETAIL - RESTAURANTS                       1.44%
              BRINKER INTERNATIONAL, INC.*                             121,400                        2,830,138
              OUTBACK STEAKHOUSE, INC.*                                 61,100                        1,405,300

         TELECOMMUNICATIONS - CELLULAR              0.54%
              SPRINT PCS GROUP*                                         19,300                        1,600,694

         TELECOMMUNICATIONS - EQUIPMENT             0.54%
              QUALCOMM, INC.*                                            7,200                        1,603,800

         TELECOMMUNICATIONS - SERVICES              3.18%
              CABLEVISION SYSTEMS CORP.*                               113,000                        7,634,563
              GLOBAL CROSSING LTD.*                                     49,700                        1,720,863

         TEXTILE - MILL/HOUSEHOLD                   2.63%
              WESTPOINT STEVENS, INC.                                  408,200                        7,730,288

         TRUCKS & PARTS - HEAVY DUTY                0.35%
              NAVISTAR INTERNATIONAL*                                   24,900                        1,038,019



   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)





TOTAL INVESTMENT IN SECURITIES (COST $119,330,557): 42.40%...........................................         124,799,568
OTHER ASSETS LESS LIABILITIES:  57.60%...............................................................         169,508,904
                                                                                                            -------------
TOTAL NET ASSETS 100.00%.............................................................................       $ 294,308,472
                                                                                                            =============


*        Non-income producing security
o At October 31, 1999, the cost of securities for federal tax purposes was $119,556,558. Unrealized appreciation and depreciation of securities were as follows:

Gross Unrealized Appreciation                                                                               $ 11,927,901
Gross Unrealized Depreciation                                                                                 (6,684,891)
                                                                                                            ------------
Net Unrealized Appreciation                                                                                 $  5,243,010
                                                                                                            ============


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                      Shares                       Market Value
                                                                      ------                       ------------

COMMON STOCK (SHORT POSITIONS)                    (57.36%)
                                                  ======

         BANKS - NORTHEAST                         (0.67%)
              PEOPLE'S BANK BRIDGEPORT                                (78,300)                     $(1,981,969)

         BANKS - SUPER REGIONAL                    (1.59%)
              FIRST UNION CORP.                                       (77,200)                      (3,295,475)
              REGIONS FINANCIAL CORP.                                 (46,100)                      (1,385,881)

         BEVERAGES - SOFT DRINKS                   (0.97%)
              COCA-COLA CO. FEMSA S.A.-ADR                            (88,300)                      (1,225,162)
              PANAMERICAN BEVERAGES, INC                             (100,800)                      (1,619,100)

            BUILDING - MOBILE/MFG. & RV            (2.13%)
              CLAYTON HOMES, INC.                                    (234,800)                      (2,377,350)
              FLEETWOOD ENTERPRISES                                  (178,000)                      (3,882,625)

         CHEMICALS - PLASTICS                      (0.50%)
              MEDICAL MANAGER CORP.                                   (29,200)                      (1,463,650)

         COMMERCIAL SERVICES - MISC.               (0.11%)
              SNYDER COMMUNICATIONS                                   (26,400)                        (336,600)

         COMMERCIAL SERVICES - SCHOOLS             (0.54%)
              SYLVAN LEARNING SYSTEMS                                (123,100)                      (1,592,606)

         COMPUTER SOFTWARE - ENTERPRISE            (0.70%)
              DATASTREAM SYSTEMS, INC.                                (87,800)                        (899,950)
              SAGA SYSTEMS, INC.                                      (79,800)                      (1,157,100)

         COMPUTER SOFTWARE - FINANCIAL             (4.17%)
              INTUIT, INC.                                           (190,300)                      (5,542,487)
              TRANSACTION SYSTEMS                                    (218,700)                      (6,725,025)

         COMPUTER SOFTWARE - MEDICAL               (0.69%)
              INFOCURE CORP.                                         (128,300)                      (2,020,725)

         COMPUTER - LOCAL NETWORKS                 (0.02%)
              DAOU SYSTEMS INC.                                       (12,900)                         (56,437)

         COMPUTER - MANUFACTURERS                  (1.14%)
              DELL COMPUTER CORP.                                     (83,400)                      (3,346,425)

         COSMETICS/PERSONAL CARE                   (1.52%)
              DIAL CORP.                                             (156,700)                      (3,662,862)
              ESTEE LAUDER COMPANIES                                  (17,300)                        (806,612)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                      Shares                       Market Value
                                                                      ------                       ------------


         ELECTRICAL - SEMICONDUCTOR MFG.           (0.35%)
              INTEL CORP.                                             (13,200)                     $(1,022,175)

         FINANCE - CONSUMER/COMMERCIAL             (2.58%)
              AMERICREDIT CORP.                                      (144,900)                      (2,517,637)
              ASSOCIATES FIRST CAPITAL                               (139,300)                      (5,084,450)

         FINANCE - INVESTMENT BANKERS              (3.09%)
              KNIGHT/TRIMARK GROUP CL-A                               (94,100)                      (2,452,481)
              MERRILL LYNCH & COMPANY                                 (47,800)                      (3,752,300)
              SCHWAB (CHARLES) CORP.                                  (73,900)                      (2,877,481)

         FINANCE - MORTGAGE & RELATED SVS.         (1.83%)
              COUNTRYWIDE CREDIT IND.                                (105,500)                      (3,580,406)
              ROCK FINANCIAL CORP.                                    (92,100)                      (1,807,462)

         FINANCE - SAVINGS & LOAN                  (3.86%)
              GREENPOINT FINANCIAL CORP.                             (272,300)                      (7,760,550)
              WASHINGTON MUTUAL, INC.                                 (99,800)                      (3,586,562)

         FINANCIAL SERVICES - MISC.                (2.52%)
              MBNA CORP.                                             (268,900)                      (7,428,363)

         FOOD - CANNED                             (0.74%)
              CAMPBELL SOUP COMPANY                                   (48,700)                      (2,191,500)

         FOOD - CONFECTIONERY                      (1.13%)
              HERSHEY FOODS CORP.                                     (65,600)                      (3,312,800)

         INSURANCE - LIFE                          (2.57%)
              CONSECO, INC.                                          (311,400)                      (7,570,913)

         INTERNET - E*COMMERCE                     (2.89%)
              AMERITRADE HOLDING CORP.                                (40,500)                        (658,125)
              CHEMDEX CORP.                                           (61,600)                      (2,348,500)
              CIRCLE.COM, INC.                                         (6,600)                         (95,700)
              E*TRADE GROUP, INC.                                     (87,700)                      (2,088,356)
              E-LOAN, INC.                                            (28,600)                        (588,088)
              MORTGAGE.COM, INC.                                      (50,500)                        (460,813)
              NEXTCARD, INC.                                          (28,800)                        (898,200)
              PRICELINE.COM, INC.                                     (22,500)                      (1,355,625)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                      Shares                       Market Value
                                                                      ------                       ------------

         INTERNET - ISP/CONTENT                    (4.26%)
              EARTHLINK NETWORK, INC.                                 (26,000)                     $(1,093,625)
              GOTO.COM, INC.                                          (56,100)                      (3,197,700)
              HOMESTORE.COM, INC.                                     (39,700)                      (1,863,419)
              INSWEB CORP.                                            (26,700)                        (480,600)
              MINDSPRING ENTERPRISES                                  (70,700)                      (1,816,106)
              ONEMAIN.COM, INC.                                       (55,500)                        (901,875)
              STARMEDIA NETWORK, INC.                                 (60,400)                      (1,736,500)
              THEGLOBE.COM, INC.                                     (133,700)                      (1,437,275)

         INTERNET - NETWORK SEC/SOLUTIONS          (0.08%)
              EXODUS COMMUNICATIONS, INC.                              (2,800)                        (240,800)

         LEISURE - HOTELS & MOTELS                 (0.61%)
              FOUR SEASONS HOTELS, INC.                               (43,400)                      (1,809,238)

         MEDICAL/DENTAL/SERVICES                   (2.67%)
              QUINTILES TRANSNATIONAL                                (423,500)                      (7,861,219)

         MEDICAL - BIOMEDICAL/GENETICS             (5.79%)
              CELGENE CORP.                                          (260,900)                      (7,924,838)
              IMMUNEX CORP.                                          (144,900)                      (9,128,700)

         MEDICAL - INSTRUMENTS                     (0.74%)
              VENTANA MEDICAL SYSTEMS                                (108,300)                      (2,172,769)

         RETAIL/WHOLESALE - BLDG. PRODUCTS         (1.00%)
              FASTENAL CO.                                            (80,900)                      (2,932,625)

         RETAIL - APPAREL/SHOE                     (0.15%)
              JUST FOR FEET, INC.                                    (322,400)                        (443,300)

         RETAIL - RESTAURANTS                      (0.92%)
              TRICON GLOBAL RESTAURANTS                               (67,500)                      (2,712,656)

         TELECOMMUNICATIONS - EQUIPMENT            (1.41%)
              CARRIER ACCESS CORP.                                    (23,700)                      (1,171,669)
              LUCENT TECHNOLOGIES, INC.                               (46,500)                      (2,987,625)

         TRANSPORTATION - AIR FREIGHT              (2.30%)
              FDX CORP.                                              (157,400)                      (6,778,038)


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999 (UNAUDITED)


                                                                       Shares                     Market Value
                                                                       ------                     ------------


         TRUCK & PARTS - HEAVY DUTY                (1.12%)
              CUMMINS ENGINE COMPANY                                  (50,600)                   $  (2,564,788)
              PACCAR, INC.                                            (15,500)                        (730,438)

TOTAL SECURITIES SOLD SHORT (PROCEEDS $173,130,647)                                              $(168,802,331)
                                                                                                 ==============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS & LIABILITIES
October 31, 1999 (Unaudited)
----------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $119,330,557)                              124,799,568
Cash                                                                    90,114,356
Segregated cash with brokers and other financial institution           119,925,564
Deposits with brokers for securities sold short                        205,725,019
Receivables:
    Investment securities sold                                           2,927,010
    Interest and dividends                                                 993,292
Other                                                                       10,573
                                                                      ------------
        TOTAL ASSETS                                                   544,495,382
                                                                      ------------

LIABILITIES:
Securities sold short, not yet purchased (proceeds $173,130,647)       168,802,331
Payables:
    Investment securities purchased                                     62,065,526
    Capital Shares Redemed                                              19,077,119
Accrued expenses                                                           241,934
                                                                      ------------

        TOTAL LIABILITIES                                              250,186,910
                                                                      ------------

TOTAL NET ASSETS                                                      $294,308,472
                                                                      ============

NET ASSETS CONSIST OF:
    Undistributed net investment income                               $ 11,403,901
    Accumulated net realized gain                                        8,358,273
    Net unrealized appreciation on investments                           9,797,327
    Paid-in capital applicable to 14,844,671 shares
        outstanding; par value $0.10 per share;
         30,000,000 shares authorized                                  264,748,971
                                                                      ------------

                                                                      $294,308,472
                                                                      ============
NET ASSET VALUE AND OFFERING / REDEMPTION
PRICE PER SHARE                                                       $      19.83
                                                                      ============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 1999  (Unaudited)
--------------------------------------------------------------

INVESTMENT INCOME:
Interest                                          $  7,824,546
Dividends                                              363,393
                                                  ------------

TOTAL INVESTMENT INCOME                              8,187,939
                                                  ------------



EXPENSES:
Investment advisory fees                             1,422,396
Transfer agent fees                                     50,813
Professional fees                                       44,008
Dividend expense on securities sold short              827,038
Directors' fees and expenses                            18,563
Registration and filing fees                            34,608
Custodian fees                                          10,145
Legal fees                                              54,931
Insurance                                                7,801
Other                                                  (27,751)
                                                  ------------

TOTAL EXPENSES                                       2,442,552
                                                  ------------

NET INVESTMENT INCOME                                5,745,387
                                                  ------------



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized (loss) on investments                 (21,951,775)
Change in unrealized appreciation                   (4,578,692)
                                                  ------------

NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS                                 (26,530,467)
                                                  ------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                    ($20,785,080)
                                                  ============


   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------

                                                            Six Months Ended        Year Ended
                                                            October 31, 1999      April 30, 1999
                                                            ----------------      --------------
                                                              (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                    $   5,745,387       $  10,823,588
     Net realized gain (loss) from investments                  (21,951,775)         49,324,492
     Net change unrealized appreciation on investments           (4,578,692)        (14,659,048)
                                                              -------------       -------------

         Net increase (decrease) in net assets resulting
             from operations                                    (20,785,080)         45,489,032
                                                              -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                                0          (7,355,977)
     Net realized gains on investments                                    0         (13,237,758)
                                                              -------------       -------------

         Net distributions to shareholders                                0         (20,593,735)
                                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sales of shares                           25,157,216         305,456,611
     Distributions reinvested in shares                                  --          17,776,857
     Cost of shares redeemed                                   (107,099,310)       (108,916,091)
                                                              -------------       -------------

Net increase (decrease) in net assets resulting
     from capital share transactions                            (81,942,094)        214,317,377
                                                              -------------       -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS:                       (102,727,174)        239,212,674

NET ASSETS:
     Beginning of year                                          397,035,646         157,822,972
                                                              -------------       -------------

     End of year                                              $ 294,308,472       $ 397,035,646
                                                              =============       =============

   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS

                                                                                          Years Ended April 30,
                                               Six months Ended   -----------------------------------------------------------------
                                               October 31, 1999
                                                  (Unaudited)         1999         1998          1997          1996        1995
Selected Per Share Data:
Net asset value, beginning of year                  $   21.12     $     18.68    $   15.77     $   14.49    $   11.35    $   12.26
                                                    ---------     -----------    ---------     ---------    ---------    ---------
Income (loss) from Investment Operations:
       Net investment income (loss)*                     0.61            0.53         0.25          0.22         0.27         0.54
       Net realized and unrealized gain (loss)
         on investments                                 (1.90)           3.08         3.75          2.95         3.31        (0.81)
                                                    ---------     -----------    ---------     ---------    ---------    ---------
         Total from investment operations               (1.29)           3.61         4.00          3.17         3.58        (0.27)
                                                    ---------     -----------    ---------     ---------    ---------    ---------
      Less Distributions:
         From net investment income                        --           (0.42)       (0.21)        (0.24)       (0.44)       (0.41)
         From net realized gain on investments             --           (0.75)       (0.88)        (1.65)          --        (0.23)
                                                    ---------     -----------    ---------     ---------    ---------    ---------
            Total distributions                            --           (1.17)       (1.09)        (1.89)       (0.44)       (0.64)
                                                    ---------     -----------    ---------     ---------    ---------    ---------
Net asset value, end of year                        $   19.83     $     21.12    $   18.68     $   15.77    $   14.49    $   11.35
                                                    =========     ===========    =========     =========    =========    =========

Total Return                                            (6.11)%         19.43%       25.77%        23.24%       31.80%       (2.28)%

Ratios and Supplemental Data:
      Net assets, end of period (in 000's)          $ 294,308     $   397,036    $ 157,823     $  60,632    $  38,030    $  32,261

Ratios to average net assets:
      Expenses before dividends on securities
        sold short (After Reimbursement)                 0.87% #         0.89%        1.17%         1.26%        1.38%        1.18%
      Expenses from dividends sold short                 0.44% #         0.49%        0.05%         0.08%        0.18%        0.45%
                                                    ---------     -----------    ---------     ---------    ---------    ---------
      Total expenses (After Reimbursement)               1.31% #         1.38%        1.22%         1.34%        1.56%        1.63%
      Total expenses (Before Reimbursement)              1.31% #         1.38%        1.22%         1.34%        1.56%        1.79%
      Net investment income (loss)                       3.09% #         3.21%        2.54%         2.01%        1.94%        3.55%
      Portfolio turnover                                  160%            378%         200%          229%         222%         331%


* Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52 for the year ended April 30, 1995. No expenses were waived for the years ended April 30, 1999 through April 30, 1996.

# Annualized

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for trade date plus one day. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                      Advisory Fee          Average Daily Net Assets
                      ------------          ------------------------
                           .90%             Up to $100 million
                           .80%             In excess of $100 million but not greater than $200 million
                           .70%             In excess of $200 million but not greater than $300 million
                           .60%             In excess of $300 million but not greater than $500 million
                           .50%             In excess of $500 million

         Under that management agreement, the Advisor agreed to waive 20 basis points for the period March, 1994, through, February, 1995.

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the period ending October 31,1999.

         The Fund has entered into a distribution agreement with CW Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. CW Fund Distributors, Inc. is a wholly-owned subsidiary of Countrywide Fund Services, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the period ended October 31,1999, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $270,065,921 and $311,481,664, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         SHORT SALES AND SEGREGATED CASH (CONTINUED):

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At October 31, 1999, the Fund had 57.36% of its total net assets in short positions.

         For the period ended October 31, 1999, the cost of investments purchased to cover short sales and proceeds from investments sold short were $445,792,182 and $424,909,054, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions were as follows:

                                                                   Period ended       Year ended
                                                                 October 31, 1999   April 30, 1999
                                                                 ----------------   --------------
Shares sold                                                          1,195,772        14,672,883
Shares issued in connections with reinvestment of distributions              -           859,200
Shares reacquired                                                   (5,153,638)       (5,178,851)
                                                                    ----------        ----------
Net increase in shares outstanding                                  (3,957,866)       10,353,232
                                                                    ==========        ==========

5.       RELATED PARTY TRANSACTIONS:

         As of April 30, 1999, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 0.95%, respectively.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



         BOARD OF DIRECTORS                                          TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
         Michael B. Orkin, President & Chairman                      COUNTRYWIDE FUND SERVICES, INC.
         H. Eugene Caldwell, Chairman Emeritus                       312 Walnut Street, 21st Floor
         Frederick T. Blumer                                         Cincinnati, OH  45202
         David L. Eager
         Robert H. Greenblatt
         Henry H. Porter, Jr.                                        INDEPENDENT ACCOUNTANTS
                                                                     Tait, Weller & Baker
                                                                     Eight Penn Center Plaza
         INVESTMENT ADVISER                                          Suite 800
         C&O Funds Advisor, Inc.                                     Philadelphia, PA  19103-2108
         Suite 150
         6200 The Corners Parkway
         Norcross, GA  30092                                         LEGAL COUNSEL
                                                                     Kilpatrick Stockton LLP
                                                                     1100 Peachtree Street
         DISTRIBUTOR                                                 Suite 2800
         CW Fund Distributors, Inc.                                  Atlanta, GA  30309-4530
         312 Walnut Street, 21st Floor
         Cincinnati, OH  45202


         CUSTODIAN
         Bank One Ohio Trust Company, N.A.
         235 West Schrock Road
         Westerville, OH  43081


                                FUND INFORMATION
      The Fund is closed to new investors. For information please call (678)
       533-7850 or (800) 237-7073. For information about a specific Market
              Opportunity Fund account, please call (800) 467-7903.


                                  FUND LISTINGS

    The Fund is listed in The Wall Street Journal, Investor's Business Daily,
        The New York and many local newspapers as C&OMktOpp or CaldOrkMO.
                         Its quotation symbol is COAGX.


   These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund. They are not
     authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                  The Caldwell & Orkin Market Opportunity Fund
                                    Suite 150
                            6200 The Corners Parkway
                               Norcross, GA 30092
                             E-mail: COFUNDS@AOL.COM